Exhibit 10.10

GHL Acquisition Corp.
300 Park Avenue, 23rd Floor
New York, NY 10022

November 27, 2007

Greenhill & Co., Inc.
300 Park Avenue, 23rd Floor
New York, NY 10022

Ladies and Gentlemen:

This letter will confirm the agreement by and between GHL Acquisition Corp., a Delaware corporation (the “Company”), and Greenhill & Co., Inc., a Delaware corporation (“Greenhill”), that, commencing on the effective date (“Effective Date”) of the registration statement on form S-1 (File No. 333-147722) relating to the initial public offering (“IPO”) of the Company’s securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s dissolution and liquidation, each as described in the Company’s final prospectus relating to the IPO (hereinafter, the earlier of such dates is referred to as the “Termination Date”), Greenhill shall make available to the Company certain office space, administrative services and secretarial services as may be required by the Company from time to time, at 300 Park Avenue, 23rd Floor, New York, NY 10022, or at such other facilities as shall be suitable to meet the Company’s needs and as Greenhill may elect to provide in lieu of the foregoing office space. In exchange therefor, the Company shall pay Greenhill a sum of $10,000 per month commencing on the Effective Date and continuing monthly thereafter until the Termination Date.

[Signature Page Follows]

Very truly yours,

GHL ACQUISITION CORP.
/s/ Harold J. Rodriguez
By:	Harold J. Rodriguez
Title:	Treasurer

AGREED TO AND ACCEPTED BY:

GREENHILL & CO., INC.
/s/ Harold J. Rodriguez
By:	Harold J. Rodriguez
Title:	Manager Director - Finance